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                                                                    EXHIBIT 10.7


                          LANDMARK SYSTEMS CORPORATION
                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement ("Agreement") is made as of the seventh day of March, 1997, among Landmark Systems Corporation, a Virginia corporation (the "Company"), the persons and entities listed on the "Schedule of Purchasers" attached hereto as Attachment A (the "Purchasers"), and Patrick
H. McGettigan, Katherine K. Clark and Jeffrey H. Bergman (collectively, the "Founders" and singly "McGettigan", "Clark" and "Bergman" respectively).

         In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         (a) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         (b) "Common Stock" means the authorized common stock, one cent ($0.01) par value per share, of the Company.

         (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         (d) "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

         (e) "Preferred Stock" means the authorized preferred stock, one cent ($0.01) par value per share, of the Company.

         (f) "Primary Shares" means at any time the authorized but unissued shares of Common Stock.

         (g) "Registrable Purchaser Shares" means at any time, with respect to any Purchaser, the shares of Common Stock held (or to be held upon conversion of any Restricted Purchaser Shares) by such Purchaser that constitute Restricted Purchaser Shares.

         (h) "Registrable Founder Shares" means at any time, with respect to any Founder, the shares of Common Stock held by such Founder that constitute Restricted Founder Shares.

         (i) "Registrable Bergman Shares" means at any time, the shares of Common Stock held (or to be held upon conversion of any Restricted Bergman Shares) by Bergman that constitute Restricted Bergman Shares.

         (j) "Registrable Shares" means Registrable Bergman Shares, Registrable Founder Shares and Registrable Purchaser Shares collectively.

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         (k)     "Restricted Bergman Shares" means at any time, the shares of
Series A Preferred Stock held by Bergman on the date hereof, any shares of Common Stock issued or issuable upon conversion thereof, and any shares or other securities received in respect thereof, which are held by Bergman and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

         (l) "Restricted Founder Shares" means at any time, with respect to any Founder, the shares of Common Stock held by him or her on the date hereof, and any shares or other securities received in respect thereof, which are held by such Founder and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

         (m) "Restricted Purchaser Shares" means at any time, with respect to any Purchaser, the shares of Series B Preferred Stock held by it on the date hereof, any shares of Common Stock issued or issuable upon conversion thereof, and any shares or other securities received in respect thereof, which are held by such Purchaser and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

         (n) "Restricted Shares" means Restricted Bergman Shares, Restricted Founder Shares and Restricted Purchaser Shares collectively.

         (o) "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

         (p) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         (q) "Series A Preferred Stock" means the authorized shares of Preferred Stock which are designated as "Series A Preferred Stock."

         (r) "Series B Preferred Stock" means the authorized shares of Preferred Stock which are designated as "Series B Preferred Stock."

         (s) "Stock" means Common Stock, Preferred Stock or any other class of authorized stock of the Company.

         (t) "Stockholder" means any Purchaser or Founder, Bergman and any person or entity that has acquired or acquires Restricted Purchaser Shares from a Purchaser, Restricted Founder Shares from a Founder or Restricted Bergman Shares from Bergman in accordance with Section 14.

         (u) "Transfer" means any disposition of any Restricted Shares or of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

2. REQUESTED REGISTRATION. If the Company shall be requested by Purchasers, who or which hold Restricted Purchaser Shares constituting more than fifty percent (50%) of the then-outstanding Restricted Purchaser Shares held by all Purchasers, to effect the registration under the Securities Act of Registrable Purchaser Shares in accordance with this Section 2, then the Company shall promptly give written notice of such proposed registration to all holders of





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Restricted Purchaser Shares and shall offer to include in such proposed registration any Registrable Purchaser Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within thirty (30) days after delivery of such notice (which response shall specify the number of Registrable Purchaser Shares proposed to be included in such registration). The Company shall promptly use its best efforts to effect such registration under the Securities Act of the Registrable Purchaser Shares which the Company has been so requested to register; provided, however, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

         (a) the Company shall not be obligated to file (i) more than one registration statement initiated pursuant to this Section 2 which becomes effective, or (ii) any registration statement during any period in which any other registration statement pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior one hundred eighty (180) days;

         (b) the Company shall not be obligated to effect any registration unless the anticipated aggregate offering proceeds, net of underwriting discounts and commissions, are expected to exceed $5,000,000;

         (c) the Company shall not be obligated to effect any registration prior to the earlier of (i) December 31, 2000 and (ii) one hundred eighty (180) days after the time the Company makes an initial offering of Common Stock to the public pursuant to an effective registration statement under the Securities Act;

         (d) the Company may delay the filing or effectiveness of any registration statement for a period not to exceed one hundred fifty (150) days after the date of a request for registration pursuant to this Section 2 if (i) at the time of such request the Company is engaged, or has fixed plans to engage within sixty (60) days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Restricted Purchaser Shares may include Registrable Purchaser Shares pursuant to Section 3 below or (ii) the Corporation shall furnish to the Purchasers requesting such registration a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, and with the concurrence of the investment banker, if any, that is currently being retained by the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement (provided that the Company may not utilize the right set forth in this Section 2(d) more than once in any twelve (12) month period and in the event the Company does utilize such right, the holders of Restricted Purchaser Shares requesting such registration will be entitled to withdraw such request and, if such request is withdrawn, such registration will not count as a registration pursuant to this Section 2, and the holders of Restricted Purchaser Shares requesting such registration shall have no obligation to reimburse the Company for the Company's expenses in connection with such rescinded registration); and

         (e) with respect to any registration pursuant to this Section 2, the Company or the Founders may include in such registration any Primary Shares, Registrable Founder Shares, Registrable Bergman Shares or Other Shares; provided, however, that in the event the registration is for a registered public offering involving an underwriting, if the underwriter (or





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the managing underwriter on behalf of the underwriters) advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                          (i)     first, the Registrable Purchaser Shares, pro
rata based upon the number of Registrable Purchaser Shares (based upon Common Stock equivalents) proposed to be included by each Purchaser;

                          (ii)    second, the Primary Shares;

                          (iii)   third, the Registrable Founder Shares and
Registrable Bergman Shares, pro rata based upon the number of Registrable Founder Shares and Registrable Bergman Shares (based on Common Stock equivalents) proposed to be included by each Founder; and

                          (iv)    fourth, the Other Shares.

         A requested registration under this Section may be rescinded by written notice to the Company by the Purchasers initiating such request; provided, however, that such rescinded registration shall not count as a registration statement initiated pursuant to this Section 2 for purposes of
Section 2(a) above if, notwithstanding Section 7 below, the Purchasers initiating such request shall have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration.

         A registration pursuant to this Section 2 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by the holders of Restricted Purchaser Shares requesting such registration.

3.       PIGGYBACK REGISTRATION.

         (a) If the Company at any time proposes for any reason to register Primary Shares under the Securities Act, other than a registration relating solely to employee benefit plans or a Commission Rule 145 (or any rule adopted by the Commission in substitution thereof or in Amendment thereto) transaction, it shall promptly give written notice to each Stockholder of its intention so to register the Primary Shares and, upon the written request, given within thirty (30) days after delivery of any such notice by the Company, of any Stockholder to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that in the event the





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registration is for a registered public offering involving an underwriting, if the underwriter (or the managing underwriter on behalf of the underwriters) advises the Company that the inclusion of all Registrable Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares and Registrable Shares proposed to be included in such registration shall be included in the following order:

                          (i)     first, the Primary Shares;

                          (ii)    second, the Registrable Purchaser Shares, pro
rata based upon the number of Registrable Purchaser Shares (based upon Common Stock equivalents) proposed to be included by each Purchaser; and

                          (iii)   third, the Registrable Founder Shares and
Registrable Bergman Shares, pro rata based upon the number of Registrable Founder Shares and Registrable Bergman Shares (based upon Common Stock equivalents) proposed to be included by each Founder.

         (b) Each Stockholder who has requested that Registrable Shares be included in a registration pursuant to Section 3(a) above, shall be bound by the Company's choice of managing underwriter stated in the Company's notice and to execute an underwriting agreement with such underwriter that is (i) reasonably satisfactory to such Stockholder and (ii) in customary form. No registration effected under this Section 3 shall relieve the Company of its obligation to effect any registration upon request under Section 2 above.

4.       REGISTRATIONS ON FORM S-3.

         (a) Subject to Sections 4(b) and 4(c) below, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the Purchasers shall have the right to request up to three (3) or, if the Company has not effected any registration pursuant to Section 2 above that was declared or ordered effective, four (4) registrations on such Form S-3 under this Section 4. Such requests shall (i) specify the number of Registrable Purchaser Shares intended to be sold or disposed of, (ii) state the intended method of disposition of such Registrable Purchaser Shares, and (iii) relate to at least ten percent (10%) of all the Registrable Purchaser Shares then outstanding.

         (b) If the Company furnishes to the Purchasers a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, and with the concurrence of the investment banker, if any, that is currently being retained by the Company, it would be seriously detrimental to the Company or its shareholders for any registration statements to be filed in the near future, then the Company's obligation to take any action pursuant to this Section 4 shall be deferred for a period not to exceed one hundred and fifty (150) days from the receipt of the request to file such registration by the Purchasers; provided, however, that the Company may not make such certification more than once in any twelve (12) month period.

         (c) A requested registration on Form S-3 or any successor form in compliance with this Section 4 shall not count as a registration statement demanded pursuant to Section 2, but





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shall otherwise be treated as a registration initiated pursuant to and shall, except as otherwise expressly provided in this Section 4, be subject to Section 2..

5. "MARKET STAND-OFF" AGREEMENT. If in connection with the initial public offering of shares of Common Stock of the Company registered pursuant to the Securities Act, the managing underwriter for such registration shall so request, the Stockholders shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Stockholders, which period shall not begin more than ten (10) days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than one hundred eighty (180) days (or such other period as the officers and directors of the Company and holders of greater than one percent (1%) of all Registrable Shares mutually agree) after the effective date of such registration statement.

6. PREPARATION AND FILING. If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

         (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of one hundred eighty (180) days or until all of such Registrable Shares have been disposed of (if earlier);

         (b) furnish, at least five (5) business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the holders of a majority of such Registrable Shares (the "Selling Stockholders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five (5) business day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

         (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of one hundred eighty (180) days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

         (d)     notify in writing the Selling Stockholders' Counsel promptly
(i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any





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notification with respect to the suspension of the qualification of such
Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

         (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any Jurisdiction where it would not otherwise be required so to do but for this Section 6(e);

         (f) furnish to each seller of such Registrable Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

         (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

         (h) notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in Section 6(a) above, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (i) make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the





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registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
(iii) such Information has been made generally available to the public. The seller of Registrable Shares agrees that he, she or it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

         (j) use its best efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

         (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

         (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

         (m) issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

         (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") or such national securities exchange as the holders of a majority of such Registrable Shares shall request;

         (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of twelve (12) months beginning within three (3) months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

         (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

         In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holder of Registrable Shares registered under such registration statement a reasonable opportunity to review and comment upon such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, all prior to finalization.

7.       EXPENSES.  All expenses incurred by the Company in complying with
Section 6 above, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Company's counsel and accountants, and the fees and expenses of the Selling Stockholders' Counsel shall be paid by the Company; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable





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Shares, and all fees and expenses of any special or interim audit for any registration initiated by Stockholders pursuant to Section 2 above that is not otherwise required under the Securities Act or by the managing underwriter, if any, in connection with such registration shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares sold by such seller or sellers.

8.       INDEMNIFICATION.

         (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Stockholder selling such Registrable Shares, its officers and directors, each underwriter, broker or any other person acting on behalf of such selling Stockholder and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such selling Stockholder, such officer or director, such underwriter, such broker or such other person acting on behalf of such selling Stockholder and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such selling Stockholder or underwriter that states that it is specifically for use in the preparation thereof.

         (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each Stockholder selling Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such selling Stockholder, each person who controls any of the foregoing persons within the





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meaning of the Securities Act and each other Stockholder selling Registrable
Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such selling Stockholder or underwriter that states that it is specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the obligation to indemnify will be several, not joint and several, among the Stockholders selling Registrable Shares, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each Stockholder selling Registrable Shares, an amount equal to the net proceeds actually received by such selling Stockholder from the sale of Registrable Shares effected pursuant to such registration.

         (c) The indemnification required by this Section 8 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

         (d) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this
Section 8.

         (e) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

         (f) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholders selling Registrable Shares agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in Section 8(d) above, any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a Stockholder selling Registrable Shares exceed the aggregate net offering proceeds received by such selling Stockholder from the sale of such selling Stockholder's Registrable Shares.

9. UNDERWRITING AGREEMENT. Notwithstanding the provisions of Sections 5, 6, 7 and 8 above, to the extent that the Company and the Stockholders selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be superseded with respect to such registration by such other agreement.

10. INFORMATION BY HOLDER. Each Stockholder selling Registrable Shares in a proposed registration shall furnish to the Company such written information regarding such holder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

11. EXCHANGE ACT COMPLIANCE. From and after the date upon which the registration statement pursuant to which the Company shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements. The Company shall cooperate with each Stockholder in supplying such information as may be necessary for such Stockholder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

12. TERMINATION. This Agreement shall terminate and be of no further force or effect when there shall not be any Restricted Shares, provided that the rights of the Stockholders and obligations of the Corporation under Sections 2, 3 and 4 hereof shall earlier terminate and be of no further force or effect at such earlier time as to any Stockholder as the provisions of Rule 144(k) are applicable to the Restricted Shares then held by such Stockholder.

13. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the Company and the Stockholders and, subject to Section 14, their respective successors, permitted assigns, heirs and legal representatives (as the case may be).

14. ASSIGNMENT. This Agreement and the rights and obligations of the parties hereunder shall not be assignable, except that a Stockholder may assign its rights hereunder (a) if such Stockholder is a partnership or a limited liability company, to any partner or member thereof (in the case of a pro rata distribution by a Stockholder that is a partnership or a limited liability company to its partners or members), (b) if such Stockholder is a corporation, to any majority-owned subsidiary of such Stockholder (provided that such rights may be exercised by such subsidiary only for so long as such subsidiary continues to be majority-owned by such Stockholder), (c) if such Stockholder is a natural person, to the spouse or descendants of such person or any trust for the benefit of any thereof or (d) otherwise to any other person or entity to whom at least 50,000 Restricted Shares, as constituted on the date hereof, or lesser number of such shares if representing all of the shares then held by such Stockholder, have been properly sold or otherwise transferred in accordance with the terms of the applicable agreement(s) governing such transactions;; provided, however, that the Company is given written notice at the time of such assignment stating the name and address of the assignee and identifying the securities with respect to which the rights and benefits hereunder are being assigned and such assignee expressly agrees in writing with the Company and the other Stockholders to be bound by and to comply with all applicable provisions of this Agreement, whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such securities. Any assignment pursuant to this Section 14 shall not relieve, release or otherwise discharge the Stockholder effecting such assignment from its obligations under this Agreement. This Agreement shall bind and inure to the benefit of the Company, each Stockholder, and its or his respective successors, permitted assigns, heirs and legal representatives.

15. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto.

16. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:


    If to Bergman:                    Mr. Jeffrey H. Bergman
                                      9521 Woodington Drive
                                      Potomac, Maryland  20854


    If to McGettigan          :       Mr. Patrick H. McGettigan
                                      Landmark Systems Corporation
                                      8000 Towers Crescent Drive
                                      Suite 1600
                                      Vienna, Virginia  22182


    If to Clark:                      Ms. Katherine K. Clark
                                      Landmark Systems Corporation
                                      8000 Towers Crescent Drive
                                      Suite 1600
                                      Vienna, Virginia  22182


    If to the Purchasers:             Blue Water Strategic Fund I, LLC
                                      8300 Greensboro Drive, Suite 1020
                                      McLean, Virginia 22012


    If to the Company:                Landmark Systems Corporation
                                      8000 Towers Crescent Drive
                                      Suite 1600
                                      Vienna, Virginia  22182
                                      Attn:  Ms. Katherine K. Clark,
                                      President


All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day and (c) in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested.

17. MODIFICATIONS; AMENDMENTS; WAIVERS. The terms and provisions of this Agreement may not be modified or amended, except pursuant to a writing signed by the parties.

18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

19. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

20. SEVERABILITY. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

21. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Virginia, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the Commonwealth of Virginia to be applied.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                  LANDMARK SYSTEMS CORPORATION

                                  By:
                                     --------------------------------------

                                  Title:
                                        -----------------------------------


                                  BLUE WATER STRATEGIC FUND I, LLC

                                  By: Blue Water Capital, LLC, Managing Member

                                  By:
                                     --------------------------------------
                                     KIM D. COOKE,
                                     MANAGING DIRECTOR


                                  -----------------------------------------
                                  JEFFREY H. BERGMAN


                                  -----------------------------------------
                                  PATRICK H. MCGETTIGAN

                                  -----------------------------------------
                                  KATHERINE K. CLARK

                                  ATTACHMENT A

                            Schedule of Purchasers


        Name and Address                            Number of Series B
          of Purchaser                               Preferred Shares
     -----------------------                         ----------------

Blue Water Strategic Fund I, LLC,
8300 Greensboro Drive, Suite 1020                           316,156
McLean, VA 22012





TOTAL                                                       316,156





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